June 17, 2014 2014 BMO 23rd Global Metals and Mining Conference Sterne Agee 2014 Boston Executive Summit

2 Statements in this presentation which are not statements of historical fact are “forward-looking statements” within the Safe Harbor provision of the Private Securities Litigation Reform Act of 1995. Such statements are not guarantees of future performance. Many factors could cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward looking-statements. These factors are discussed in detail in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and in our other filings with the SEC. We make forward-looking statements based on currently available information, and we assume no obligation to update the statements made today or contained in our Annual Report or other filings due to changes in underlying factors, new information, future developments, or otherwise, except as required by law. Third Party Information This presentation, including certain forward-looking statements herein, include information obtained from third party sources that we believe to be reliable. However, we have not independently verified this third party information and cannot assure you of its accuracy or completeness. While we are not aware of any misstatements regarding any third party data contained in this presentation, such data involve risks and uncertainties and are subject to change based on various factors, including those discussed in detail in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and in our other filings with the SEC. We assume no obligation to revise or update this third party information to reflect future events or circumstances. Forward-Looking Statements

3 Well Managed and Strategically Diversified Global Producer Proactively Moving Alpha Forward

4 Proactively Moving Alpha Forward  Strategically positioned to capitalize on cyclical upturn in global met coal market  Enhancing portfolio opportunistically during market cycles  Active, ongoing commitment to optimizing thermal portfolio Aggressively managing costs and production of our coal assets  Early success in natural gas Monetizing, maintaining and growing exposure to natural gas market  Continued focus on managing balance sheet and maintaining liquidity  Positioning to reduce debt, preserving financial flexibility, ensuring resilience through commodity cycle, and maintaining current credit rating to manage cost of capital  Unique positioning and ability to capitalize on market improvements  Increasing operating leverage as a result of $350 million in targeted cost reductions since 2012  Experienced management team focused on rational portfolio management to mitigate near-term pressure and drive long-term shareholder value creation

5 Experienced Industry Leaders  Track record of selective growth and conservative balance sheet management through all market cycles  Proactively managing Alpha’s operating profile to optimize business through periodic portfolio optimization meetings  Demonstrated ability to make difficult decisions to navigate the company during challenging markets conditions  Cost reductions – Operations, SG&A, Capex  Conducting congressional education and advocacy on all coal-related issues, including proposed GHG rules  Working closely with the Partnership for a Better Energy Future (PBEF) to modify or halt EPA’s GHG rules  Actively working to pass legislative relief at both the federal and state levels  Leadership roles at major trade associations (Chairman, ACCCE and Vice-Chair, NMA)  Encouraging stakeholders and leaders at regional and state levels to engage on local impacts of federal rulemaking Management Team with Long Track Record and Deep Expertise Demonstrating Thought Leadership on Industry Issues

6 Operational Diversification Western Coal Operations – 2013 38.2 million tons thermal Eastern Coal Operations – 2013 28.6 million tons thermal 20.1 million tons met Total Mines: 86* Underground 60; Surface 26 Prep Plants: 23* * As of March 31, 2014 WYOMING PENNSYLVANIA VIRGINIA KENTUCKY WEST VIRGINIA

7 Operational Diversification * As of December 31, 2013 Eastern Steam 42% PRB 11% Metallurgical 47% 2013 Coal Revenue Mix Total $4.3B Eastern Steam 2.2B tons 51% Metallurgical 1.4B Tons 33% PRB 0.7B tons 16% Coal Reserve Breakdown* Total 4.3B tons  One of the strongest reserve positions in the industry with ~4.3 billion tons, including ~1.4 billion tons of metallurgical coal  Well balanced product mix with 47% of 2013 coal revenues from metallurgical coal and 53% from thermal coal  Well balanced revenue mix with 45% of 2013 revenues from export markets * As of December 31, 2013

8 Metallurgical Coal Proactively Moving Alpha Forward

9 Metallurgical Coal – Strategic Considerations  Demand growth expected to balance supply/demand equation  Industry-wide underinvestment in growth and sustaining capital likely to result in undersupply in coming years  Evaluating lower cost, longer-term projects and cost reductions to drive portfolio down cost curve  Continue aggressive focus on higher margin coals through the current trough  Take advantage of market bottom to fill in gaps in asset portfolio Daily Hard Coking Coal Price Positioned for Market Turn or Sustained Soft Market Sources: McCloskey, Bloomberg $100 $120 $140 $160 $180 Jan-13 Apr-13 Jul-13 Oct-13 Jan-14 Apr-14 ($/ to n n e ) 0.85 0.90 0.95 1.00 1.05 1.10 Jan-13 Apr-13 Jul-13 Oct-13 Jan-14 Apr-14 AUDUSD Exchange Ratio

10 Leading Global Supplier Belgium Brazil Romania Canada France Egypt Sweden Netherlands Ukraine Spain Turkey United Kingdom Sandusky, OH Conneaut, OH Newport News, VA Lambert’s Point/Norfolk, VA Baltimore, MD Ashtabula, OH Russia New Orleans, LA Argentina Mexico Finland India Japan South Africa China Austria Italy Poland Hungary Germany Europe: 6.8mm tons Met 2.6mm tons Thermal South America: 1.3mm tons Met 0.1mm tons Thermal Asia: 3.6mm tons Met 0.3mm tons Thermal Africa/Middle East: 2.1mm tons Met 1.6mm tons Thermal South Korea 2013 Total Alpha shipments: 86.9 million tons 2013 Total Export shipments: 19.5 million tons 2013 Export Shipments: 19.5mm tons Total 14.9mm tons Met 4.6mm tons Steam Canada/Mexico: 1.1mm tons Met Note: All amounts represent full year 2013 shipments in short tons ~170 Customers in 29 Countries on 5 Continents

11 More Balanced Growth Forecast for 2014 Source: World Steel Association Global Steel Use Growth Rates 2012-2014F Key Alpha end markets projecting solid growth in 2014 -9.5% 4.3% 8.4% 3.1% -1.3% 2.8% 2.0% -3.8% 5.5% 0.2% 2.8% 1.3% 4.6% 3.1% 2.1% 4.6% 3.2% 5.0% 6.3% 3.0% 3.3% -12.0% -10.0% -8.0% -6.0% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% European Union (27) Other Europe NAFTA Central & South America Middle East Asia & Oceania World 2012 2013E 2014F

12 Large Port Capacity Alpha Has The Largest Port Capacity Of Any U.S. Coal Producer U.S. East Coast  DTA - Virginia  Alpha owns 41% share  Lamberts Point - Virginia  Alpha is the largest shipper  Pier IX - Virginia  Alpha gained position with Massey acquisition  CSX Curtis Bay - Maryland U.S. Gulf  U.S. Gulf - both land-based terminals and midstream loading capabilities Great Lakes

13 Thermal Coal Proactively Moving Alpha Forward

14 Thermal Coal Assets – Strategic Considerations CAPP Portfolio likely to shrink over long-term due to continued regulatory and competitive challenges Ongoing focus on safety, operating costs, capital allocation and minimizing “tail costs” Selective divestitures of non-strategic properties and reserves Continued investment in export thermal platform to build a sustainable operating model  NAPP  Invest in further cost reduction and incremental volume expansion at Cumberland Maximize operating flexibility and increase market exposure for Cumberland through addition of barge-to-rail facility  PRB Focus on maintaining high quality workforce – competition for labor independent of other basins  Invest incremental Capex in cost reduction and incremental production where appropriate Improved cash flow profile in 2016 after final Belle Ayr LBA payment is made in 4Q 2015 Aggressively Managing Costs and Production

15 $73.77 $71.40 $66.50 $62.00 $64.00 $66.00 $68.00 $70.00 $72.00 $74.00 $76.00 2012 2013 MP 2014* Eastern cost/ton** Proactive Management Aggressive Operating Cost Reductions in 2013 and 2014 to Enhance Cost Structure for Current Market Environment *Reflects midpoint of May 1, 2014 guidance. ** Adjusted cost of coal sales per ton. Adjusted cost of coal sales per ton is a non-GAAP measure. A reconciliation of this non- GAAP measure to the most comparable GAAP measure has been included in the tables accompanying this presentation. Category 2012 2013 MP 2014* Est. Change from 2012 Eastern cost/ton** $73.77 $71.40 $66.50 -$7.27 Western cost/ton** $10.15 $9.91 $10.00 -$0.15 Implemented ~$150mm annual cost reduction initiative in 2012 and further ~200mm reduction in 2013 – Majority of cost reductions reflected in cost of coal sales $10.15 $9.91 $10.00 $9.00 $9.25 $9.50 $9.75 $10.00 $10.25 $10.50 $10.75 $11.00 2012 2013 MP 2014* Western cost/ton**

16 $498.1 $257.8 $250.0 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 2012 2013 MP 2014* Capex (in millions) Proactive Management Aggressive SG&A and Capex Reductions in 2013 and 2014 * Reflects midpoint of May 1, 2014 guidance. Please note capex guidance includes a $42mm annual LBA payment. Category 2012 2013 MP 2014* Est. Change from 2012 SG&A (in millions) $209.8 $159.0 $125.0 -$84.8 Capex (in millions) $498.1 $257.8 $250.0 -$248.1 Implemented ~$150mm annual cost reduction initiative in 2012 and further ~200mm reduction in 2013 – Majority of cost reductions reflected in cost of coal sales $209.8 $159.0 $125.0 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 2012 2013 MP 2014* SG&A (in millions)

17 U.S. Coal Inventories Down Significantly Source: EVA Note: The basins represented in the stockpile table don’t add up to the total as not all basins are included Stockpiles Days of Burn Stockpiles (mm tons) Apr-14 Mar-14 Apr-13 5-Year Average % Change YoY NAPP 15.7 13.3 20.3 20.1 (22.6%) CAPP 12.9 12.1 23.7 28.7 (45.6%) ILB 21.6 20.6 25.1 20.6 (13.9%) PRB 57.9 52.5 77.4 85.2 (25.2%) TOTALS 128.1 118.9 172.0 182.4 (25.5%) Days of Burn Apr-14 Mar-14 Apr-13 5-Year Average % Change YoY NAPP 54.9 46.4 74.4 74.1 (26.2%) CAPP 71.8 68.1 129.4 100.7 (44.6%) ILB 66.2 63.1 84.2 78.7 (21.4%) PRB 49.7 44.8 69.1 71.0 (28.0%) TOTALS 54.0 49.9 75.7 73.7 (28.6%)

18 Global Coal Demand Still Growing Robustly Source: World Resources Institute

19 U.S. Exports Strong in 2013 Source: U.S. Department of Commerce Note: 1) Top 5 met countries account for 42% of met exports, Top 5 thermal countries account for 58% of thermal exports; 2) Mexico is included in North America 2013 Exports Reached 117mm Tons: 66mm Met, 51mm Thermal Met Exports (mm short tons) Thermal Exports (mm short tons) Top 5 Countries 2011 2012 2013 % of 2013 Brazil 8.3 7.8 8.2 12.5% China 4.6 6.9 6.7 10.2% Netherlands 6.5 5.8 4.4 6.7% Turkey 2.5 3.7 4.3 6.5% South Korea 5.1 4.8 4.0 6.1% Top 5 Countries 2011 2012 2013 % of 2013 United Kingdom 4.2 9.5 9.5 18.6% Netherlands 4.2 7.7 8.4 16.4% South Korea 5.4 4.3 4.4 8.6% Italy 1.1 4.8 4.2 8.2% Germany 2.6 3.1 3.3 6.4% Region 2011 2012 2013 YoY Change % North America 4.8 5.7 6.6 17.3% Latin America 2.2 1.9 2.8 45.2% European Union 18.0 29.8 27.9 (6.4%) Other Europe 1.0 2.4 1.8 (25.7%) Africa 2.7 3.2 2.5 (20.8%) Asia 8.5 12.3 9.6 (22.3%) Total 37.2 55.3 51.2 (7.4%) Region 2011 2012 2013 YoY Change % North America 5.1 5.6 7.0 25.8% Latin America 9.0 8.8 9.0 3.1% European Union 21.7 22.6 19.5 (13.8%) Other Europe 10.1 6.0 6.1 2.2% Africa 1.4 1.3 1.2 (5.4%) Asia 22.2 25.7 22.9 (11.1%) Total 69.5 69.9 65.7 (6.0%)

20 Natural Gas Proactively Moving Alpha Forward

21 Proactive Management  Monetized a portion of Alpha's Marcellus acreage for $300 million; $100 million in cash and ~9.5 million shares of RICE*  Alpha has entered into a new JV with the remaining Marcellus position of ~10,000 acres; JV has since grown to ~20,000 gross acres  First drilling activity expected to take place in late 2014 or early 2015 Monetized Portion of Alpha’s Natural Gas Portfolio * Rice Energy shares are subject to customary lockup provisions which expire on July 22, 2014.

22 Natural Gas – Strategic Considerations  Success of Rice Energy JV and significant value creation established blueprint for further success in natural gas  Multiple options for unlocking value from natural gas Monetize, Maintain and Grow

23 Capital Structure and Liquidity Management Proactively Moving Alpha Forward

24 Effectively Managing Capital Structure and Liquidity  Maintain relatively flat maturity profile and ample liquidity to support focused operations while ensuring financial flexibility Re-financings to extend maturity profile and improve liquidity Prepared to execute debt deferral and/or reduction strategies when market conditions warrant Selective asset disposals to bolster cash position and liquidity or deleveraging  Lowered annual Capex by nearly 50% from $498 million in 2012 to an estimated $250 million in 2014 based on midpoint of guidance as of May 1, 2014  Engaged in forward looking scenario planning to remain proactive in management of debt maturities, liquidity and long-term capital structure  Evaluate additional actions to manage debt, preserve financial flexibility, ensure resilience through commodity cycle, and maintain credit rating to manage cost of capital Preserve cash, maintain financial flexibility

25 Note: Adjusted EBITDA from continuing operations; 2007 and 2008 results are for Alpha only; 2009 results include Foundation from July 31, 2009 forward; and 2011 includes Massey starting June 1, 2011. Capex includes Federal Lease-by Application (LBA) annual bonus bid payments for our PRB mines of $36 million for 2010, $65 million for 2011 and $96 million for 2012, which included approximately $18 million in payments arising from an exchange of LBA’s. 2013 Capex includes $42 million LBA payment. Free cash flow and Adjusted EBITDA are non-GAAP measures. A reconciliation of these non-GAAP measures to the most comparable GAAP measures has been included in the tables accompanying this presentation. Historical Financial Results  Historically, ANR generated positive FCF each year through 2012  Continue aggressive capex, SG&A and operating cost control  2012 & 2013 FCF impacted by litigation related disbursements & markets $122 $132 $126 $138 $187 $345 $593 $498 $258 $27 $78 $99 $320 $169 $349 $93 $20 $(149) $(200) $- $200 $400 $600 $800 2005 2006 2007 2008 2009 2010 2011 2012 2013 Free Cash Flow Capital Expenditures Free Cash Flow $1,806 $2,469 $2,496 $3,917 $7,108 $6,975 $4,954 $225 $441 $541 $808 $1,221 $793 $299 $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 2007 2008 2009 2010 2011 2012 2013 Revenue and Adjusted EBITDA Revenue Adjusted EBITDA

26 Enhanced Financial Flexibility 3/31/14 Debt Maturity Profile* ($ in millions)  Amended credit agreement:  Extended holiday on interest coverage ratio through 2015  Provided incremental senior debt capacity under the accordion  Senior secured leverage ratio modified to first lien net secured leverage ratio test  No reduction or extension of revolver commitment  Sr. Sec. 2nd Lien Notes:  Preserved liquidity position  Took advantage of strong high yield markets  Effectively refinanced remaining 2015 maturities  Enhanced Alpha ‘s position for long-term success *Pro Forma for $500 million May 2014 Senior Secured 2nd Lien Notes $6 $6 $6 $6 $6 $6 $584 $159 $1,100 $345 $500 $800 $500 $345 $700 2014 2015 2016 2017 2018 2019 2020 2021 Senior Secured Term Loan B 2.375% and 3.75% Convertible Sr. Unsec. Notes Sr. Sec. Revolving Credit Facility 3.75% Convertible Sr. Unsec. Notes 9.75% Senior Unsecured Notes 6.00% Senior Unsecured Notes New 7.50% Sr. Sec. 2nd Lien Notes 3.75% Convertible Sr. Unsec. Notes 6.25% Senior Unsecured Notes $165 $1,106 $806 $1,429 $351 $700 $506

27 Liquidity & Debt Profile Note: As of March 31, 2014 on Pro Forma basis, including $500mm Sr. Sec. 2nd Lien Notes * Includes approximately $251mm of RICE shares and net proceeds of $488mm from 2nd Lien Notes Description Maturity Amount (millions) $1,100 Revolving Credit Facility June, 2016 $0 2.375% Convertible Notes April, 2015 $47 3.25% Convertible Notes August, 2015 $112 3.75% Convertible Notes December, 2017 $345 9.75% Senior Notes (CCC+/Caa1) April, 2018 $500 6.0% Senior Notes (CCC+/Caa1) June, 2019 $800 7.5% Sr. Secured 2nd Lien Notes (B/B2) August, 2020 $500 4.875% Convertible Notes December, 2020 $345 6.25% Senior Notes (CCC+/Caa1) June, 2021 $700 TL B (BB-/B1) May, 2020 $619 Capital Leases Various $69 Total Long-term Debt $4,037 Liquidity and Credit Statistics Amount (millions) Cash and Equivalents and Marketable Securities* $1,666 Revolver $1,100 Less: Letters of Credit Outstanding ($134) Total Potential Liquidity $2,632

28 Key Takeaways  Leading global coal producer with broad product and regional diversification  Top 5 in worldwide met shipments Growing and diversifying customer base in nearly 30 countries Most port capacity among US producers  Strong, experienced management team proactively managing difficult environment  Management focus on free cash flow generation  Major SG&A and operating cost reductions Disciplined capex investment  Prudent fiscal management  Improved liquidity since beginning of down cycle  Proactive debt maturity management with limited maturities until end of 2017  Strategically positioned for cyclical upturn

29 www.alphanr.com Appendices

30 Reconciliation Use of Non-GAAP Measures In addition to information prepared in accordance with generally accepted accounting principles in the United States (GAAP) provided throughout this presentation, Alpha has presented the following non-GAAP financial measures, which management uses to gauge operating performance: adjusted EBITDA, adjusted cost of coal sales per ton and free cash flow. These non-GAAP financial measures exclude various items detailed in the attached reconciliation tables. The definition of these non-GAAP measures may be changed periodically by management to adjust for significant items important to an understanding of operating trends. These measures are not intended to replace financial performance measures determined in accordance with GAAP. Rather, they are presented as supplemental measures of the Company’s performance that management believes are useful to securities analysts, investors and others in assessing the Company’s performance over time. Moreover, these measures are not calculated identically by all companies and therefore may not be comparable to similarly titled measures used by other companies. A reconciliation of each of these measures to its most directly comparable GAAP measure is provided in the tables below.

Reconciliation of Adjusted EBITDA

Reconciliation of EBITDA from Continuing Operations to Income (Loss) from Continuing Operations and Reconcilition of Adjusted EBITDA from Continuing Operations to EBITDA from Continuing Operations

	Years Ended December 31,						
	2013	2012	2011	2010	2009	2008	2007
Income (loss) from continuing operations	$ (1,113,498)	$ (2,437,148)	$ (730,542)	$ 97,218	$ 66,807	$ 198,599	$ 27,734
Interest expense	246,588	198,147	141,914	73,463	82,825	39,812	40,215
Interest income	(3,517)	(3,373)	(3,978)	(3,458)	(1,769)	(7,351)	(2,340)
Income tax expense (benefit)	(216,550)	(549,996)	(35,906)	4,218	(33,023)	52,242	8,629
Depreciation, depletion and amortization	865,021	1,037,575	770,769	370,895	252,395	164,969	159,579
Amortization of acquired intangibles, net	5,056	(70,338)	(114,422)	226,793	127,608	-	-
EBITDA from continuing operations	(216,900)	(1,825,133)	27,835	769,129	494,843	448,271	233,817
Goodwill impairment	253,102	1,713,526	802,337	-	-	-	-
Asset impairment and restructuring	37,273	1,068,906	-	-	-	-	-
Change in fair value and settlement of derivative instruments	5,795	(8,275)	(107,573)	11,316	-	47,265	(8,925)
Merger related expense (benefit)	141,386	45,249	443,019	25,708	59,034	-	-
(Gain) loss on early extinguishment of debt	40,464	(773)	10,026	1,349	5,641	14,702	-
Provision for regulatory costs	27,500	-	-	-	-	-	-
Loss on assets contributed to equity affiliate	10,117	-	-	-	-	-	-
Changes in future costs of asset retirement obligations	-	(154,377)	37,137	-	-	-	-
Mineral lease terminations	-	-	7,955	-	-	-	-
Impact of benefits-related accrual reversal	-	(45,865)	-	-	-	-	-
Other revenue from coal supply agreement modification	-	-	-	-	(18,100)	-	-
Gain on sale of coal reserves	-	-	-	-	-	(12,936)	-
Gain on termination of Cliff's merger	-	-	-	-	-	(56,315)	-
Other	-	(767)	-	-	-	-	-
Adjusted EBITDA from continuing operations	$ 298,737	$ 792,491	$ 1,220,736	$ 807,502	$ 541,418	$ 440,987	$ 224,892

Alpha Natural Resources
RUNNING RIGHT

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32 Reconciliation of Free Cash Flow 2013 2012 2011 2010 2009 2008 2007 2006 2005 Net cash provided by operating activities $ 109,018 $ 518,419 $ 686,637 $ 693,601 $ 356,220 $ 458,043 $ 225,741 $ 210,081 $ 149,643 Capit l ex enditures (215,661) (402,377) (528,586) (308,864) (187,093) (137,751) (1 6,38 ) (131,943) ( 22,3 2) Acquisition of min ral rights under federal lease (42,130) (95,765) (64,900) (36,108) - - - - - Free cash fl w $ (1 8,773) $ 20,277 $ 93,151 $ 348,629 $ 169,127 $ 320,292 $ 99,360 $ 78,138 $ 27,301 Reconciliation of Free Cash Flow to Net Cash Provided by Operating Activities Years Ended December 31,

33 Reconciliation of Cost of Coal Sales Reconciliation of Adjusted Cost of Coal Sales Per Ton-East to Cost of Coal Sales Per Ton December 31, 2013 December 31, 2012 Cost of coal sales per ton-East $ 72.51 $ 71.76 Impact of provision for regulatory costs (0.53) - Impact of merger-related expenses (0.58) (1.07) Impact of changes in future costs of asset retirement obligations - 2.48 Impact of benefits-related accrual reversal - 0.64 Impact of write-off of weather-related property damage - (0.04) Adjusted cost of coal sales per ton-East $ 71.40 $ 73.77 Reconciliation of Adjusted Cost of Coal Sales Per Ton-West to Cost of Coal Sales Per Ton December 31, 2013 December 31, 2012 Cost of coal sales per ton-West $ 9.91 $ 10.10 Impact of benefits-related accrual reversal - 0.05 Adjusted cost of coal sales per ton-West $ 9.91 $ 10.15 Twelve months ended Twelve months ended